UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 12, 2013

AllianceBernstein Holding l.p.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

AllianceBernstein L.P. and AllianceBernstein Holding L.P. (collectively, “AllianceBernstein”) are furnishing the news release issued on February 12, 2013 announcing financial and operating results for the quarter ended December 31, 2012 and the availability of Form 10-K for the fiscal year ended December 31, 2012 (“4Q12 Release”).  The 4Q12 Release is attached hereto as Exhibit 99.01.

AllianceBernstein is furnishing its Fourth Quarter 2012 Review, dated February 12, 2012 (“4Q12 Review”).  The 4Q12 Review is attached hereto as Exhibit 99.02.

AllianceBernstein is furnishing a transcript of its conference call with analysts relating to the 4Q12 Release and the 4Q12 Review (“4Q12 Transcript”).  The call took place on February 12, 2013.  The 4Q12 Transcript is attached hereto as Exhibit 99.03.

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein is furnishing the 4Q12 Release, which is attached hereto as Exhibit 99.01.

AllianceBernstein is furnishing the 4Q12 Review, which is attached hereto as Exhibit 99.02.

AllianceBernstein is furnishing the 4Q12 Transcript, which is attached hereto as Exhibit 99.03.

AllianceBernstein is also furnishing a news release (“AUM Release”) issued on February 12, 2013 announcing preliminary assets under management as of January 31, 2013.  The AUM Release is attached hereto as Exhibit 99.04.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	4Q12 Release.

99.02	4Q12 Review.

99.03	4Q12 Transcript.

99.04	AUM Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein Holding l.p.

Dated: February 13, 2013	By:	/s/ John C. Weisenseel
John C. Weisenseel Chief Financial Officer